UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A
Proxy Statement Pursuant to Section 14 (a)
of the Securities Exchange Act of 1934

Filed by the Registrant  /X/

Filed by a Party other than the Registrant  /   /

Check the appropriate box:

/   /  Preliminary Proxy Statement

/   /  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/X/  Definitive Proxy Statement

/   /  Definitive Additional Materials

/   /  Soliciting Material Pursuant to Sec. 240.14a-12

AMBASSADOR FUNDS

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant

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AMBASSADOR FUNDS

On Behalf of it Series

AMBASSADOR MONEY MARKET FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on July 16, 2010

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (“Meeting”) of Ambassador Funds (the “Trust”) and its series fund listed above (the “Fund”) will be held at the offices of the Fund’s investment adviser, Ambassador Capital Management, LLC (the “Adviser”), 500 Griswold Street, Suite 2800, Detroit, Michigan 48226, on Friday, July 16, 2010, at 10:00 a.m. Eastern Daylight Time, for the following purposes:

1.

To elect or re-elect members of the Board of Trustees (“Board”) comprised of five individuals.

2.

To ratify the selection of KPMG LLP as the registered independent  public accountant for the Trust for the fiscal year ending July 31, 2011.

3.

To transact any other business, not currently contemplated, that may properly come before the Meeting, in the discretion of the proxies or their substitutes.

The proposals are discussed in greater detail in the attached Proxy Statement.  You are entitled to vote at the Meeting or any adjournments thereof if you owned shares of the Fund at the close of business on May 31, 2010.

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to be held on July 16, 2010.

 The Proxy Statement is available online at www.ambassador-capital.com.  The purpose of the meeting is to elect a new Board of Trustees for the Trust and its fund, Ambassador Money Market Fund.  Four of the five nominees for Trustee are independent of management and the Adviser.  Four of the five nominees are currently directors of Monetta Fund, Inc., and trustees of the Monetta Trust (collectively, “Monetta”).  Monetta is a family of mutual funds based in Wheaton, Illinois, that is managed by Monetta Financial Services, Inc., an investment adviser that is unrelated to and unaffiliated with the Trust or Ambassador Capital Management.  Brian T. Jeffries, the fifth nominee for Trustee, is currently a trustee of the Trust and the Fund, as well as an officer of the Trust and Adviser.  In addition to accessing the Proxy Statement at the website listed above, shareholders may access a sample proxy card, and the annual and semi-annual reports to shareholders.

By order of the Board of Trustees,

Gregory A. Prost, Secretary

Ambassador Funds

Dated:  June 15, 2010

Detroit, Michigan

YOUR VOTE IS IMPORTANT

You can vote easily and quickly by mail.  Just follow the simple instructions that appear on your enclosed proxy card.  Please help your Fund avoid the expense of a follow-up mailing by voting today.

QUESTIONS AND ANSWERS ABOUT THE PROXY STATEMENT

Ambassador Funds (“Ambassador Funds” or the “Trust”) will hold a meeting of shareholders on July 16, 2010, in Detroit, Michigan. We urge you to vote on the proposals described in this Proxy Statement and recommend that you read the Proxy Statement in its entirety — the explanations in the Proxy Statement will help you decide how to vote.

The following is an introduction to the proposals and the process:

What issues am I being asked to vote on?

You are being asked to (1) elect or re-elect members of a Board of Trustees (“Board”) comprised of five individuals to oversee the Trust and its sole series fund, Ambassador Money Market Fund (the “Fund”) and (2) ratify the selection of KPMG LLP as the Trust’s registered independent  public accountants for the fiscal year ending July 31, 2011.

Why are Trustees being elected?

The Trustees on the Board serve as Fund shareholders’ representatives.  Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders.  Certain federal regulations require that a majority of Trustees be elected by shareholders.

The Board currently consists of six Trustees.  Each of the current Board members, other than Brian T. Jeffries, have decided not to stand for reelection.  To replace the outgoing Trustees, the Fund’s investment adviser, Ambassador Capital Management, LLC (the “Adviser”) selected four individuals that currently serve as directors of Monetta Fund, Inc., and trustees of Monetta Trust (collectively, “Monetta”), and Mr. Jeffries, a current member of the Board and officer of the Trust and Adviser, to stand for election as Trustees of the Board (all five individuals are referred to as the “Nominees”).  Monetta is a family of mutual funds based in Wheaton, Illinois, that is managed by Monetta Financial Services, Inc., an investment adviser that is unrelated to and unaffiliated with the Fund and the Adviser.  In selecting the Nominees, the Board and Adviser have determined that each Nominee would provide extensive experience in managing mutual funds and other aspects of the money management business.  In addition, by replacing the current Trustees with the individuals serving as trustees of Monetta, the Fund expects to reduce operating expenses of the Fund and the Trust and participate in Monetta’s relationships with certain service providers, specifically U.S. Bank and U.S. Bancorp Fund Services, Monetta’s custodian and transfer agent.

Each of the Nominees, other than Mr. Jeffries, is independent from management of the Fund and from the Adviser.  The Proxy Statement includes a brief description of each Nominee’s history and current positions with the Monetta complex and the Fund.

Nicholas J. DeGrazia, Conrad W. Koski, Ronald E. Hall, Gregory A. Prost and Dennis W. Archer, Jr., having determined not to stand for re-election, have indicated that they will resign effective immediately prior to the election by shareholders of the Nominees to the Board.  The resignation of the current Trustees is conditional upon election of the Nominees.

Has the Fund’s Board Approved the Proposals?

Yes. After careful consideration, the Board unanimously recommends that shareholders vote FOR the election of each Nominee to the Board and FOR the ratification of KPMG LLP as registered independent public accountants for the Trust.

i

Why am I being asked to vote?

You are, or were as of the record date (May 31, 2010), a shareholder of the Fund listed in the Proxy Statement.  The election of the Nominees to the Board and the ratification of independent accountants require the approval of Fund shareholders.

How do I vote?

You may vote in any of the following ways:

1.

BY MAIL using the enclosed proxy card; or

2.

IN PERSON at the shareholder meeting in Detroit, Michigan on July 16, 2010.

If you do not respond at all, Fund Services Group, LLC, the Fund’s administrator, or Ambassador Capital Management, LLC, the Fund’s Adviser, may contact you by telephone to request that you cast your vote.

We encourage you to vote as soon as possible to make sure the Fund receives enough votes to act on the proposal.  The final opportunity to cast your vote is at the shareholder meeting on July 16, 2010.

We encourage you to vote via mail using the enclosed proxy card because this method saves the Fund the most money.  If you would like to change your previous vote, you may vote again using any of the methods described above.

What should I do if I receive more than one proxy card?

Each of the Fund’s shareholders must vote separately on the proposals contained in the Proxy Statement. You are being sent a proxy card for each Fund account that you have.

Who do I call if I have questions about the Proxy Statement?

If you have any other questions or need further assistance in voting, please feel free to call the Fund’s Secretary, Gregory A. Prost, at (313) 961-3111 or toll free at 1-866-956-4424.

I only have a few shares – why should I bother to vote?

Because your vote makes a difference.  If many shareholders choose not to vote, the Fund might not receive enough votes to reach a quorum and conduct the shareholder meeting in July.  If that appears likely to happen, the Fund will have to send additional mailings to shareholders to try to get more votes – a process that would be costly for the Fund and thus for you as a Fund shareholder.

How do I sign the proxy card?

You should sign your name exactly as it appears on the enclosed proxy card.  When Fund shares are held by a corporation, pension fund, or other entity, the enclosed proxy card should be signed in the entity name by an officer or other authorized person of the corporation, pension fund or entity.

ii

AMBASSADOR MONEY MARKET FUND

a Series of

AMBASSADOR FUNDS

500 Griswold Street, Suite 2800

Detroit, Michigan 48226

PROXY STATEMENT

This Proxy Statement is being furnished to the shareholders of Ambassador Money Market Fund (the “Fund”) of Ambassador Funds, a Delaware statutory trust (“Ambassador Funds” or the “Trust”).  Proxies for the Meeting of Shareholders (“Meeting”) are being solicited by and on behalf of the Board of Trustees (“Board”).

The Meeting will be held at the offices of the Fund’s investment adviser, Ambassador Capital Management, LLC (“Adviser”), 500 Griswold Street, Suite 2800, Detroit, Michigan 48226 on Friday, July 16, 2010, at 10:00 a.m. Eastern Time. You may obtain directions to the Meeting by calling (313) 961-3111 or toll free at 1-866-956-4424.  The Meeting may be postponed or adjourned to a later date, as necessary. It is expected that the Notice of Meeting, Proxy Statement and proxy card will be first mailed to shareholders on or about June 16, 2010.  The Board has fixed the record date as of the close of business on May 31, 2010.  If you were a shareholder of the Fund at the close of business on the record date, you are entitled to notice of, and to vote at, the Meeting.

Voting and Other Information

Shareholders of record as of the close of business on May 31, 2010 (the “Record Date”), are entitled to vote at the Meeting. The number of shares outstanding of the Fund on the Record Date is 187,956,120.32. Your proxy will have the authority to vote and act on your behalf at the Meeting and any adjournment of the Meeting.

A quorum of shareholders must be present in person or by proxy in order to convene a valid Meeting.  This means that forty percent (40%) of the Trust’s outstanding shares must be represented at the Meeting, either in person or by proxy.  All properly executed returned proxies count towards a quorum, regardless of how they are voted (“For,” “Against,” or “Abstain”) or whether they are voted.  The Trust will count abstention votes towards establishing a quorum, and (i) for the election/re-election of the Nominees, these abstentions will have no effect on the outcome of the voting, while (ii) for the ratification of KPMG LLP as the Trust’s registered independent public accounting firm, these abstentions will have the effect of a vote against such ratification.  Signed, dated proxy cards returned without a choice indicated as to the applicable proposal will be voted FOR the election of each of the Nominees as Trustees and FOR ratification of KPMG LLP as the Trust’s registered independent  public accounting firm.

If a quorum is not present or represented at the Meeting, or if a quorum is present but sufficient votes to approve a proposal is not received, or if other matters arise that require shareholder attention, the persons named as proxy agents, the Chairperson of the meeting, or other Trust officers present at the Meeting may propose one or more adjournments.  Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy.  The persons named as proxies will vote those proxies that are entitled to vote in favor of such an adjournment, provided that they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors.  At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted that might have been transacted at the meeting as originally notified.

Only one Proxy Statement, along with multiple proxy cards, as necessary, is being delivered to multiple shareholders who share an address unless the Trust has received contrary instructions from one or more of the shareholders. The Trust will promptly deliver, upon request, a separate copy of this Proxy Statement to a shareholder at a shared address to which a single copy of this Proxy Statement was delivered.  Shareholders can notify the Trust that they wish to receive a separate copy of this Proxy Statement, or wish to receive a separate proxy statement in the future, by calling toll free 1-866-956-4424 or by writing to Ambassador Funds c/o Fund Services Group, LLC, P.O. Box 4288, Wheaton, Illinois 60189-4288.  Multiple shareholders sharing an address can request to receive a single copy of proxy statements in the future if they are currently receiving multiples copies of proxy statements by calling or writing to the Trust as indicated above.

Your latest vote is the one that counts.  Therefore, you can revoke a prior proxy simply by voting again by proxy or by voting in person at the Meeting.  You can also revoke a prior proxy by writing to the Fund’s Secretary at the following address:  Secretary, Ambassador Funds c/o Fund Services Group, LLC P.O. Box 4288, Wheaton, Illinois 60189-4288, or by voting in person at the Meeting.  You may revoke your proxy at any time up until voting is closed.  Should you require additional information regarding the Proxy Statement or replacement proxy cards, you may contact Fund Services Group, LLC, toll-free at

1-866-956-4424.

The Trust will solicit shareholder proxies in a variety of ways.  All shareholders who are entitled to vote will receive these proxy materials by mail.  In addition employees, agents and officers of the Adviser or the administrator may solicit shareholder proxies in person or by telephone.  Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate a shareholder’s identity.

The Fund will pay all costs of soliciting proxies from shareholders, including costs related to the printing, mailing and tabulation of proxies.  Mailing and solicitation costs for the Fund are currently estimated to be approximately $1,500.  By voting immediately, you can help the Fund avoid the considerable expense of a second proxy solicitation.

Principal Shareholders

Information is provided below regarding each person who owns of record or is known by the Trust to own beneficially 5% or more of any class of shares of the Fund.  As of May 31, 2010, the Trustees and officers, as a group, owned less than 0.05% of the shares of the Fund.  As of May 31, 2010, the following shareholders of record owned 5% or more of the outstanding shares of the Fund:

Shares Owned

Name and Address of Shareholder

Number

Percent

Washtenaw County Treasurer

40,141,854

21.36%

 200 Main St., Suite 200, Ann Arbor, MI  48104

Wayne County Treasurer

20,012,766

10.65%

 400 Monroe St., Detroit, MI  48226

Kent County Treasurer

10,484,110

 5.58%

300 Monroe Ave., NW, Grand Rapids, MI 49503

ELECTION OF TRUSTEES

We are asking shareholders to elect a new Board of Trustees comprised of five individuals.  The Board currently consists of six Trustees.  With the exception of Mr. Jeffries, the other five current Board members have decided to resign at the time of the Meeting.  Certain regulations of the Securities and Exchange Commission (“SEC”) require that a majority of Trustees be elected by shareholders.

Nominees for Election to the Board

The Board of Trustees has determined to reduce the number of trustees to five and has selected the following five people to be nominated for election as Ambassador Funds Trustees at the Meeting: John L. Guy, Marlene Z. Hodges, Mark F. Ogan, Robert S. Bacarella, and Brian T. Jeffries (the “Nominees”).

Each of the Nominees, other than Mr. Jeffries, is currently a trustee of The Monetta Trust (“Monetta”), a family of mutual funds based in Wheaton, Illinois, that is managed by Monetta Financial Services, Inc., an investment adviser that is unrelated to and unaffiliated with the Fund or the Adviser.  In selecting the Nominees, the Board and Adviser have determined that each Nominee would provide extensive experience in managing mutual funds and other aspects of the money management business.  The Board held an in-person meeting on June 8, 2010, at which meeting the Board considered the experience and knowledge of each of the Nominees, as well as the potential cost savings to the Fund and Trust of this proposal.  The Board also determined that each Nominee had unique business experience and skills that complemented one another.  In addition, by replacing the current Trustees with the individuals serving as directors and trustees of Monetta, the Fund expects to reduce operating expenses and participate in Monetta’s long standing relationships with certain service providers, specifically U.S. Bank and U.S. Bancorp Fund Services, Monetta’s custodian and transfer agent.  As part of a multi-fund complex, it is projected that the Fund will benefit from sharing of certain operating expenses.  Additionally, in selecting Mr. Jeffries as a nominee, the Board determined that Mr. Jeffries’ experience and background with the Fund, including his prominent role in the formation of the Fund and his service as President since its inception, would provide a unique perspective and continuity that would be a beneficial to the shareholders.

Five of the current Trustees, Messrs. Nicholas J. DeGrazia, Conrad W. Koski, Ronald E. Hall, Gregory A. Prost and Dennis W. Archer, Jr., having determined not to stand for re-election, have indicated that they will resign effective immediately prior to the election by shareholders of the Nominees to the Board.  The resignation of the current Trustees is conditional upon election of the Nominees.

Information about each of the Nominees is set forth in the following table. All of the Nominees, other than Mr. Jeffries are independent from management of the Fund or the Adviser.  Each Nominee has consented to be named as such in this Proxy Statement and is willing to serve as Trustee if elected.  If elected, each Nominee would oversee the Fund in addition to the four other funds in the Monetta complex that they currently oversee.

Voting and Vote Requirement

The vote necessary to elect each Trustee, a quorum being present, is the affirmative vote of a plurality of votes cast collectively by shareholders of the Fund.  The affirmative vote of a plurality of votes cast means at least one vote "for" each Nominee.  Each shareholder is entitled to one vote for each shares held by the shareholder on the record date.  Shareholders may cast a separate vote for each Nominee.  Shareholders are not entitled to cumulative voting.

Nominee (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex to be Overseen by Trustee or Nominee	Other Directorships Held by Director or Nominee for Director
DISINTERESTED TRUSTEES
John L. Guy (1952)	None	Indefinite Term	Sr. VP SBA & Alternative Lending Feb 2008 to present, Sr. VP Business Banking, Fifth/Third Bank, Nov 2006 through Feb 2008; Executive Director, Wachovia Corp. (formerly First Union Nat'l Bank), Business Banking, General Bank Group, from Nov 1999 through April 2006.	1	The Monetta Fund, Inc.(one fund), since 1998 , and The Monetta Trust, (three funds), since 1993
Marlene Z. Hodges (1948)	None	Indefinite Term	CFO, Asian Human Services since Feb 2007; Controller, Gladson LLC (privately owned firm providing database services to consumer packaged goods manufacturers and retailers) from Jan 2006 to Feb 2007; CFO, Abraham Lincoln Center from March 2003 through Jan 2006.	1	The Monetta Fund, Inc. (one fund), and The Monetta Trust, (three funds), each since 2001
Mark F. Ogan (1942)	None	Indefinite Term	Self-employed management consultant June 2008 to present; Internal Consultant, RM Acquisition (d/b/a Rand McNally) April 2008 through June 2008; Sr. VP & COO, of RM Acquisition, LLC (d/b/a Rand McNally), from Dec 2007 through April 2008; Sr. VP & COO, Rand McNally & Co. from July 2003 through Dec 2007.	1	The Monetta Fund, Inc. (one fund), since 1988, and The Monetta Trust, (three funds), since 1993
Robert S. Bacarella (1949)	None	Indefinite Term	Chairman, Chief Executive Officer and President of Monetta Financial Services, Inc. since April 1997.	1	The Monetta Fund, Inc. (one fund), since 1985, and The Monetta Trust, (three funds), since 1993
INTERESTED TRUSTEES(1)
Brian T. Jeffries (1965)	Trustee and President	Indefinite term; since 2000	Founder and President of Ambassador Capital Management, LLC since 1998; Partner and Portfolio Manager of Munder Capital Management from 1994-1998.	1	None

(1)

Mr. Jeffries is an “interested Trustee” because he holds a position as an executive officer and a principal owner of Ambassador Capital Management, L.L.C., the Trust’s investment adviser.

The business address for each Nominee (other than Mr. Jeffries) listed above is 1776-A South Naperville Road, Suite 100, Wheaton, IL 60189.  Mr. Jeffries’ business address is 500 Griswold Street, Detroit, MI 48226.

If elected, each Trustee will serve until he resigns, retires, or is removed from the Board as provided in the Fund’s governing documents.  A Trustee may be removed from the Board by a shareholder vote representing at least two-thirds of the Trust’s outstanding shares.  If a Nominee is unable to accept election, or subsequently leaves the Board before the next election, the Board may, in its discretion, select another person to fill the vacant position.

If elected, it is anticipated that the Board will oversee the management of the Trust through their collective actions and through their Committees.  The primary responsibility of the Board is to oversee the management of the Fund for the benefit of shareholders. The Board also oversees the operation of the Fund by its officers and various service providers as they affect the Fund, but the Board does not actively participate in the day-to-day operations of the Fund. The Board has full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Fund.  Any determination made by the Board in good faith as to what is in the interests of the Fund shall be conclusive.

At least annually, the Board reviews and evaluates the fees and operating expenses paid by the Fund and negotiates changes they deem appropriate.  In carrying out these responsibilities, the Trustees are assisted by the Trust’s independent auditor (who reports to the Board’s Audit Committee), the Fund’s officers, and other experts, as appropriate.  The independent Trustees vote separately to approve all financial arrangements and other agreements with the Adviser and any of its affiliates.  The Trust’s independent Trustees also meet regularly in executive session.

There have been four regular meetings and one special meeting of the current Board of Trustees during the Trust’s current fiscal year ending July 31, 2010.  Each Trustee except Mr. Archer, Jr. attended all of the meetings during that fiscal year; Mr. Archer, Jr. was unable to attend the special meeting.  The Trust is not required to convene annual shareholder meetings so there is no policy requiring Trustee attendance at those meetings.  The current chairman of Board is Mr. Koski.

The Board has determined that its management structure is appropriate given the specific characteristics and circumstances of, respectively, the Fund and the Trust.  The Board’s structure allows the Trustees to exercise informed and independent judgment over matters under its purview.  Mr. Koski, the current Chairman of the Board, is not an “interested person” of the Trust as defined in section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”).  The principal executive officer of the Fund is Mr. Jeffries.  The leadership structure of the Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Fund.

If the slate of Nominees is approved by shareholders, a majority of the Board will be independent Trustees.

The Board believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Nominee represents a diversity of backgrounds, experiences and a variety of complementary skills.  Each Nominee (other than Mr. Jeffries) has more than eight years of experience as a Director of Monetta Fund and as a trustee of Monetta Trust.  Mr. Jeffries has ten years of experience as a Trustee of the Trust.  Additionally, each of the Nominees has served in a managerial or officer capacity of either a company in the financial services industry or of a public company (or a subsidiary thereof).  Furthermore, Messrs. Ogan and Guy and Ms. Hodges possess the requisite attributes, and have acquired such attributes through his or her educational and professional experiences, to qualify as an audit committee financial expert pursuant to Section 407 of the Sarbanes-Oxley Act and as defined by Item 3 of Form N-CSR.

It is the Board’s belief that this management structure and mix of skills will allow the new Board of Trustees to oversee the business of the Trust in a manner consistent with the best interests of the Fund’s shareholders.  When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board will review the mix of skills and other relevant experiences of the Board members.

Board Committees

The Board has established an Audit Committee comprised of three of the four “disinterested” trustees, Messrs. Koski, DeGrazia and Archer.  The Audit Committee is responsible for retaining and overseeing the Trust’s independent auditors and approving the services performed by them, and for overseeing the Trust’s financial reporting process, accounting principles and its system of internal accounting controls.  The Audit Committee is also responsible for overseeing the Fund’s legal compliance and ethics programs.  The Audit Committee operates under a written charter adopted by the Board of Trustees.  The Audit Committee met twice during the fiscal year ending July 31, 2009.  No other committees have been established by the Board of Trustees.  During the most recently completed fiscal year for the Trust, the Board of Trustees held four regular quarterly meetings and all of the Trustees attended at least 75% of these meetings.  It is anticipated that the new Board will continue to have an Audit Committee with substantially similar powers, if elected.

As a registered investment company, the Trust is subject to a variety of risks, including investment-related risks, financial risks, compliance risks and operational risks.  As part of its overall activities, the Board reviews the management of the Fund’s risks by the Adviser, by the Fund’s service providers, as well as by the Trust’s Chief Compliance Officer (“CCO”).  The responsibility to manage the Trust’s risk management structure on a day-to-day basis is within the Adviser’s overall investment management responsibilities.  The Adviser has its own, independent interest in risk management.

The Board recognizes that it is not possible to identify all of the risks that may affect a fund or to develop processes and controls to eliminate or mitigate their occurrence or effects.  The Board discharges risk oversight as part of its overall activities.  In addressing issues regarding the Fund’s risk management between meetings, appropriate representatives of the Adviser communicate with the Board, the CCO (who is directly accountable to the Board), and independent counsel to the Board.  As appropriate, the Board members confer among themselves, with the CCO, the Adviser, other service providers, and counsel to the Board, to identify and review risk management issues that may be placed on each full Board’s agenda.  The Audit Committee also assists the Board in reviewing with the independent auditors, at various times throughout the year, matters relating to the annual audits and financial accounting and reporting matters.

The Board has not established a Nominating Committee, but the disinterested trustees, as a group, function in all respects as one.  The disinterested trustees identify, evaluate and nominate candidates for election.  The Board has not adopted a charter governing the nominating process.  The Board considers the following qualifications when determining whether to recommend a person as a candidate for election as a trustee: relevant management and/or industry experience; high personal and professional ethics; integrity and values; a commitment to representing the long-term interests of our shareholders; independence and an ability and willingness to devote sufficient time to carrying out their duties and responsibilities as directors.  It is anticipated that the new Board will establish a Nominating Committee for the Trust if the Nominees are elected.

The Board will consider nominee candidates properly submitted by shareholders, under the criteria summarized above.  The deadlines and procedures for shareholder submissions of nominees are described under “Shareholder Proposals”.  The Board will evaluate nominee candidates recommended by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.

The Board has not established a Compensation Committee.  The Board has determined that such a committee is not necessary since only the disinterested trustees receive compensation from the Trust in the form of trustees’ fees.  See “Trustee Compensation” for additional information.

Trustee Compensation

During the fiscal year ending July 31, 2009, disinterested Trustees of Ambassador Funds received the following compensation from the Trust:

Trustee Compensation Table For the Fiscal Year Ending July 31, 2009
Name of Person and Position	Aggregate Compensation From the Fund	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from Registrant Paid to Trustees
Dennis W. Archer, Jr., Trustee	$9,625	$16,500	$0	$16,500
Nicholas J. DeGrazia, Trustee	$9,625	$16,500	$0	$16,500
Ronald E. Hall, Trustee	$9,125	$15,500	$0	$15,500
Conrad W. Koski, Trustee	$9,625	$16,500	$0	$16,500

Neither Mr. Jeffries, Mr. Prost, the Nominees, or the other officers of the Trust received any remuneration from the Trust during the fiscal year ended July 31, 2009.  None of the Messrs. Archer, DeGrazia, Guy, Hall, Koski, or Ogan, or Ms. Hodges, or their immediate family members, owns any interest in the Adviser or a person directly or indirectly controlling, controlled by or under common control with the Adviser.  Neither Mr. Bacarella, nor his immediate family members, owns any interest in the Adviser.  However, Mr. Jeffries does own a controlling interest in the Adviser.  Further, the Adviser owns a controlling interest in Fund Services Group, LLC (“Fund Services”), the Trust’s administrator, and Mr. Bacarella holds an indirect controlling interest in Fund Services through his ownership of a controlling interest in Monetta Financial Services, Inc.  There are no pension or retirement benefit plans or programs in effect for Trustees of the Trust.  For the fiscal year ending July 31, 2010, the Trustees are being paid an annual retainer of $5,000, regular meeting fees of $3,000 per meeting for all of the funds that are part of Ambassador Funds, and are expected to receive total compensation from the Trust in the amount of $17,000 each for such services.  Trustees that are members of the Audit Committee are expected to receive an additional $2,000 for total compensation in the amount of $19,000.  None of the officers and none of the Trustees who are interested persons of Ambassador Funds will receive any compensation from the Trust for their service as such during the current fiscal year.

If the new Board of Trustees is elected, it is expected that the fees payable to Messrs. Guy and Ogan and Ms. Hodges from the Trust for the fiscal year ending July 31, 2011, will be lower than the above compensation structure, following consideration at the new Board’s first regularly scheduled Board meeting.  It is expected that neither Mr. Bacarella nor Mr. Jeffries will receive Trustee compensation from the Trust.

Officers

The day-to-day operations of the Fund are managed by the Fund’s investment adviser, Ambassador Capital Management.  The Trust’s Officers are as follows:

Name, Year of Birth, Position(s) held with the Fund	Term of Office and Length of Time Served with respect to the Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held
Brian T. Jeffries (1965) Trustee and President	Indefinite Term Since 2000	Founder and President of Ambassador Capital Management, LLC since 1998; Partner and Portfolio Manager of Munder Capital Management from 1994-1998.	None
Gregory A. Prost (1966) Trustee, Vice President, Secretary	Indefinite Term Since 2000 Secretary Since 2010	Chief Investment Officer of Ambassador Capital Management, L.L.C., since 2000; Partner and Senior Portfolio Manager of Munder Capital Management, Inc. from 1995-2000	None
Maria C. De Nicolo (1949) Chief Compliance Officer	Indefinite Term Since 2004	President, Fund Services Group, LLC, since 2003; Secretary of Monetta Financial Services, Inc. from 1996 to present; Treasurer from 1996 to 2004; CFO from 1998-2004.	None
Lynn H. Waterloo (1957) Treasurer and CFO	Indefinite Term Since 2004	Chief Financial Officer and Treasurer, Monetta Funds since 2004; Secretary, Fund Services Group, LLC since 2003.	None
Gary R. Schaefer (1946) Assistant Secretary	Indefinite Term Since 2003	Portfolio manager, Ambassador Capital Management, L.L.C. since 2000; portfolio manager, Monetta Financial Services, Inc. from 1997-2001; Lehman Brothers FID from 1973-1997.	None
Derek Oglesby (1977) Assistant Secretary	Indefinite Term Since 2003	Research analyst, Ambassador Capital Management, L.L.C. since 2000; investment research analyst with Conning Asset Management (Hartford, CT) from 1998-2000.	None

It is anticipated that there will be no change in officers following the vote.

Trustee and Officer Share Ownership

Information about the shares of beneficial interest beneficially owned by the Trustees of Ambassador Funds as of July 31, 2009, in the Money Market Fund, is shown in the following table.  None of the Nominees or their immediate family members beneficially own shares of the Fund.

Name of Trustee	Dollar Range of Equity Securities held in the Ambassador Money Market Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee for all Ambassador Funds
DISINTERESTED TRUSTEES
Dennis W. Archer, Jr.	Ambassador Money Market Fund None	None
Nicholas J. DeGrazia	Ambassador Money Market Fund None	None
Ronald E. Hall	Ambassador Money Market Fund None	None
Conrad W. Koski	Ambassador Money Market Fund None	None
INTERESTED TRUSTEES
Brian T. Jeffries	Ambassador Money Market Fund $1 to $10,000	$1 to $10,000
Gregory A. Prost	Ambassador Money Market Fund None	None

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE FUND’S SHAREHOLDERS VOTE FOR EACH NOMINEE AS A TRUSTEE OF THE TRUST.

RATIFICATION OF THE TRUST’S INDEPENDENT ACCOUNTANTS

Selection of KPMG LLP as Registered Independent Public Accounting Firm.  The Trust’s Audit Committee, which is comprised entirely of independent Trustees, has selected KPMG LLP (“KPMG”) as the registered independent public accounting firm to audit and certify the Fund’s financial statements.  We are asking the shareholders to ratify the appointment of KPMG as the Fund’s registered independent public accounting firm for the fiscal year ending July 31, 2011.  The affirmative vote of a majority of the votes cast by the holders of shares of the Fund entitled to vote is required to ratify the appointment of KPMG.  Abstentions and broker non-votes will be disregarded for purposes of determining the number of votes counted toward this vote.  Representatives of KPMG will not be present at the Meeting.

If the shareholders fail to ratify the appointment of KPMG, the Trust’s Audit Committee would reconsider its appointment.  Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines such a change would in the shareholder’s best interests.

In addition to serving as independent accountants, KPMG has provided limited non-audit services to the Fund.  The Audit Committee carefully considered these non-audit services when evaluating KPMG’s independence for purposes of its selection as the Fund’s independent accountants.  In a letter to the Audit Committee dated September 15, 2009, KPMG confirmed its status as independent accountants with respect to the Fund within the meaning of the federal securities laws.

KPMG Audit Reports.  KPMG’s audit report for the Fund’s two most recently ended fiscal years did not contain any adverse opinions or disclaimers of opinion, nor did KPMG qualify or modify such reports as to uncertainty, audit scope, or accounting principles.  Further, there were no disagreements between the Fund and KPMG, including no disagreements in three key areas: (1) accounting principles and practices, (2) financial statement disclosure, and (3) audit scope and procedures.

Fund-Related Audit Fees Paid to KPMG.  The aggregate fees billed by KPMG as audit fees to the Trust for the fiscal year ended July 31, 2009 were $15,000 and for the fiscal year ended July 31, 2008 were $18,375.00 for the Fund and $36,000 for the Michigan Investment Trust Government Money Market Fund (the “MIT Fund”), a series of the Ambassador Funds which was liquidated on July 31, 2009.

All Other Fees Paid to KPMG.  For the fiscal years ended July 31, 2009 and July 31, 2008, KPMG was paid $4,500 and $4,000, respectively, for all non-audit services rendered to the Fund and $1,647 and $4,000, respectively for the MIT Fund. These non-audit services included tax compliance services.

Pre-Approval Policies and Procedures.   The Board’s Audit Committee considers and pre-approves, as applicable, all permissible non-audit services that are proposed to be provided to the Fund by KPMG.  Such preapproval may be granted by one or more members of the Audit Committee, and the member’s decision to pre-approve is presented to the full Audit Committee for information purposes, at its next scheduled meeting.

 INVESTMENT ADVISER AND FUND INFORMATION

Investment Adviser

Ambassador Capital Management, LLC serves as the Fund’s investment adviser.  The Fund does not have a principal underwriter and is self-underwritten.

Fund Administrator

Administration, accounting and compliance services are provided by Fund Services pursuant to agreements dated August 1, 2003 and renewable annually commencing August 1, 2005.  The Adviser and Monetta Financial Services, Inc., the investment adviser of the funds in the Monetta complex, each own 45.5% of Fund Services.  Mr. Jeffries owns a controlling interest in the Adviser and Mr. Bacarella owns a controlling interest in Monetta Financial Services, Inc.  Fund Services’ responsibilities while acting as administrator include administrative services, such as calculating expenses and related disbursements, assisting with the preparation of regulatory filings (including prospectuses), shareholder communications, supervising the Fund’s transfer agent, calculating performance data and other related affairs of the Fund.  Fund Services’ responsibilities while acting as fund accountant include portfolio accounting services such as maintaining Fund books and records, performing daily accounting services, preparing various reports and other related services.  Fund Services’ responsibilities also include implementation of the Trust’s compliance programs and procedures.

OTHER INFORMATION

Shareholder Proposals and Communications

Any shareholder proposals to be included in the proxy statement for the Fund’s’ next meeting of shareholders must be received by the Fund within a reasonable period of time before the Fund begins to print and send its proxy materials.

If any shareholder of the Fund wishes to communicate with the Board or with an individual Trustee in his or her capacity as Trustee, the communication should be sent to the Board or individual trustee, c/o the Trust’s Secretary at the following address:  500 Griswold Street, Suite 2800, Detroit, Michigan 48226.  All shareholder communications that are directed to the Board or an individual Trustee in his or her capacity as Trustee and received by the Secretary will be promptly forwarded to the intended recipient.

Annual and Semi-Annual Reports

The Fund’s most recent annual and semi-annual reports to shareholders are available at no cost.  To request a report, please call us toll-free at 1-866-956-4424 or write to us at Ambassador Funds c/o Fund Services Group, LLC, P.O. Box 4288, Wheaton, Illinois 60189-4288.  The reports are also available on our website at www.ambassador-capital.com.

Other Matters

At this point, we know of no other business to be brought before the Meeting.  However, if any other matters do come up, the persons named as proxies will use their best judgment to vote on your behalf, taking into consideration the recommendations of management.  If you object to the persons names as proxies voting other matters on your behalf, please tell us so in writing before the Meeting.

June 15, 2010

Control #____________

SPECIAL MEETING OF SHAREHOLDERS OF

AMBASSADOR FUNDS

July 16, 2010

Please sign, date and mail

your proxy card in the envelope provided

as soon as possible.

This Proxy is solicited on behalf of our Board of Trustees.
The Board recommends a vote “FOR” all of the nominees, and “FOR” Proposal 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

(The Proxy Statement is available online at www.ambassador-capital.com)

1. Election of Trustees
NOMINEES:
John L. Guy	O	O FOR ALL NOMINEES
Marlene Z. Hodges	O	O WITHHOLD ALL NOMINEES
Mark F. Ogan	O	O FOR ALL EXCEPT
Robert S. Bacarella	O	(See instructions below)
Brian T. Jeffries	O
To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: =

2. To ratify the selection of KPMG as our independent registered public accounting firm.	O FOR
O AGAINST
O ABSTAIN

3. In their discretion with respect to any other matters that may properly come before the meeting.

This proxy will be voted, when properly executed, in accordance with the specifications made herein.  If no instructions are indicated, the shares represented by this Proxy will be voted FOR all of the nominees in Proposal 1 and FOR Proposal 2.

Please date, sign and return this Proxy promptly in the enclosed envelope.

x		x
Signature of Shareholder	Date	Signature of Shareholder	Date

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Account Number:

Shares Outstanding:

1